UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): May 26, 2021
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FIRST INTERSTATE BANCSYSTEM, INC.
(Exact name of registrant as specified in its charter)
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MT		001-34653	81-0331430
(State or other jurisdiction of incorporation or organization)		(Commission File No.)	(IRS Employer Identification No.)

401 North 31st Street
Billings,	MT		59116-0918
(Address of principal executive offices)			(zip code)

(406)	255-5390
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Class A common stock, no par value	FIBK	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

* * * * *

Item 5.07 Submission of Matters to Vote of Security Holders.
On May 26, 2021, First Interstate BancSystem, Inc. (the “Registrant”) held its annual meeting of its shareholders. The proposals voted upon at the annual meeting and the final voting results for each proposal (with the holders of Class A common stock and Class B common stock voting together as a single class on all matters) are as follows.
Proposal No. 1 - To elect as directors the nominees proposed by the board of directors of the Registrant, to three-year terms expiring in 2024, or until their respective successors have been elected and qualified.

Nominee	For	Withhold Authority	Abstain	Broker Non-votes
John M. Heyneman, Jr.	113,099,143	14,425,204	—	3,561,353
David L. Jahnke	126,915,033	609,314	—	3,561,353
Ross E. Leckie	127,015,163	509,184	—	3,561,353
Kevin P. Riley	126,900,781	623,566	—	3,561,353
James R. Scott	111,889,390	15,634,957	—	3,561,353
Proposal No. 2 - To ratify the appointment of Stephen B. Bowman and Joyce A. Phillips, the two appointed directors on the board of directors of the Registrant, to three-year terms expiring in 2024, or until their respective successors have been elected and qualified.

For	Against	Abstain	Broker Non-votes
125,644,611	1,727,697	152,039	3,561,353
Proposal No. 3 - To ratify the appointment of RSM US LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

For	Against	Abstain	Broker Non-votes
130,782,394	290,005	13,301	—
Proposal No. 4 - To approve the adoption of a non-binding, advisory basis, resolution on the compensation of the Company's named executive officers.

For	Against	Abstain	Broker Non-votes
125,703,018	1,683,610	137,719	3,561,353

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit Number	Description

	104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 27, 2021

FIRST INTERSTATE BANCSYSTEM, INC.

By:	/s/ Kevin P. Riley
Kevin P. Riley
President and Chief Executive Officer